AMERITAS VARIABLE LIFE INSURANCE COMPANY ("AVLIC")
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V AND
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                              ("SEPARATE ACCOUNTS")
                                  SUPPLEMENT TO
         OVERTURE LIFE SPVUL, OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II,
            OVERTURE ENCORE!, OVERTURE BRAVO!, CORPORATE BENEFIT VUL,
          OVERTURE ANNUITY, OVERTURE ANNUITY II, OVERTURE ANNUITY III,
        OVERTURE ANNUITY III-PLUS, OVERTURE ACCLAIM! AND OVERTURE ACCENT!
                         PROSPECTUSES DATED MAY 1, 2000
                        SUPPLEMENT DATED OCTOBER 2, 2000

        EFFECTIVE DECEMBER 31, 2000, the Universal Institutional Funds Asian Equity ("UIF Asian Equity") portfolio will no longer be an available investment option under the Policy.

        Funds allocated to the UIF Asian Equity subaccount as of the date of this supplement may remain invested in the portfolio. If transferred out of the subaccount, however, reinvestment in the portfolio will not be an option. Ameritas intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the UIF Asian Equity portfolio if any funds remain in the UIF Asian Equity subaccount as of December 31, 2000.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR VARIABLE POLICY ISSUED BY AMERITAS VARIABLE LIFE INSURANCE COMPANY. IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AVLIC AT 1-800- 745-1112.